UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 30, 2021

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	KIN	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	KIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Merger

As previously announced, on June 15, 2021, Kindred Biosciences, Inc., a Delaware corporation (the “Company” or “KindredBio”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Elanco Animal Health Incorporated, an Indiana corporation (“Elanco”), and Knight Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Elanco (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly owned subsidiary of Elanco.

On June 30, 2021, the parties entered into a First Amendment (the “Amendment”) to the Merger Agreement to correct a typographical error contained in Section 8.1(c) of the Merger Agreement.

Other than as modified pursuant to the Amendment, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on June 16, 2021, remains in full force and effect as originally executed. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information for Investors and Stockholders
This communication does not constitute a solicitation of any vote or approval in connection with the proposed acquisition of Kindred Biosciences, Inc. (“KindredBio”) by Elanco Animal Health Incorporated (“Elanco” and such proposed acquisition, the “Merger”). KindredBio intends to file with the SEC and mail to its stockholders a definitive proxy statement in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, KINDREDBIO’S STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT KINDREDBIO AND THE PROPOSED MERGER. The proposals for the Merger will be made solely through the proxy statement. Investors and stockholders may obtain copies of the proxy statement and other documents filed with the SEC by KindredBio (when they became available) free of charge from the SEC’s website at www.sec.gov or by accessing KindredBio’s website at www.kindredbio.com. In addition, a copy of the proxy statement (when it becomes available) may be obtained free of charge from Investor Relations at Kindred Biosciences, Inc., 1555 Bayshore Highway, Suite 200, Burlingame, CA 94010. Copies of the documents filed with the SEC by Elanco (when they become available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing Elanco’s website at www.elanco.com.

Participants in the Merger Solicitation
Elanco, KindredBio, and certain of their directors, executive officers and employees may be considered participants in the solicitation of proxies from KindredBio’s stockholders with respect to the proposed transactions. Information regarding the persons who may, under the SEC rules, be deemed participants in the solicitation of KindredBio’s stockholders in connection with the proposed Merger and a description of their direct and indirect interests therein, by security holdings or otherwise, will be set forth in the definitive proxy statement that KindredBio intends to file with the SEC when it becomes available. Information about Elanco’s directors and executive officers is set forth in Elanco’s definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2021. Information about KindredBio’s directors and executive officers is set forth in KindredBio’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021. These documents may be obtained as indicated above.

Cautionary Statement Regarding Forward-Looking Statements
Statements included in this communication that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on our current beliefs and expectations. These forward-looking statements include, without limitation, statements regarding the proposed acquisition of KindredBio, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined businesses and any other statements regarding events or developments that Elanco believes or anticipates will or may occur in the future. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements. These factors include risks and uncertainties related to, among other things: uncertainties as to the timing of the Merger; the possibility that competing acquisition proposals will be made; the inability to complete the Merger due to the failure to obtain KindredBio’s stockholder adoption of the Merger Agreement or the failure to satisfy other conditions to completion of the Merger, including required regulatory approvals; the failure of the transaction to close for any other reason; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; diversion of management’s attention from ongoing business concerns and other risks and uncertainties that may affect future results of the combined company, including the risks described in the section entitled “Risk Factors” in Elanco’s and KindredBio’s Annual Reports on Form 10-K for the year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021. All forward-looking statements are qualified in their entirety by this cautionary statement and neither Elanco nor KindredBio undertake any obligation to revise or update this communication to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated June 30, 2021, by and among Elanco Animal Health Incorporated, Knight Merger Sub, Inc. and Kindred Biosciences, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: July 1, 2021	By: /s/ Richard Chin
Richard Chin, M.D.
Chief Executive Officer